UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

MasterBrand, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Suite 300 Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-622-4782

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 30, 2025, MasterBrand, Inc., a Delaware corporation (“MasterBrand”), held a special meeting of stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of August 5, 2025 (the “Merger Agreement”), by and among MasterBrand, Maple Merger Sub, Inc., a Virginia corporation and wholly-owned subsidiary of MasterBrand (“Merger Sub”), and American Woodmark Corporation, a Virginia corporation (“American Woodmark”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, MasterBrand’s stockholders considered certain matters related to the merger, each of which is described in more detail in the joint proxy statement/prospectus of MasterBrand and American Woodmark, dated September 25, 2025. At the close of business on September 22, 2025, the record date for the Special Meeting, there were 126,738,905 shares of MasterBrand common stock outstanding. At the Special Meeting, the holders of 108,154,659 shares of MasterBrand common stock were represented in person or by proxy, constituting a quorum.

The vote results on the matters presented at the Special Meeting are set forth below.

MasterBrand Issuance Proposal. A proposal to approve the issuance of MasterBrand common stock to holders of American Woodmark common stock pursuant to the Merger Agreement was approved upon the following votes:

Votes For	Votes Against	Abstentions
107,898,864	173,639	82,156

No adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

Item 8.01. Other Events.

Also on October 30, 2025, MasterBrand and American Woodmark issued a joint press release announcing the voting results of the Special Meeting and the results of the special meeting of American Woodmark shareholders held on October 30, 2025. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by MasterBrand, Inc. and American Woodmark Corporation, dated October 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASTERBRAND, INC.

Date: October 30, 2025	By:	/s/ R. David Banyard, Jr.
	Name:	R. David Banyard, Jr.
	Title:	President & Chief Executive Officer